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                           BNY HAMILTON FUNDS, INC.

                       Supplement dated January 11, 2006
                                      to
                 BNY Hamilton Money Market Funds Prospectuses
                             dated April 29, 2005
                for Hamilton, Premier and Classic Share Classes

   The BNY Hamilton Funds recently launched three new share classes of the BNY Hamilton Money Fund and the BNY Hamilton Treasury Money Fund, together with certain modifications to the existing share classes of these Funds.

   New investors in the Hamilton Shares of the BNY Hamilton Money Fund and the BNY Hamilton Treasury Money Fund will be subject to a minimum initial investment requirement of $10,000,000. However, accounts in these Shares that were opened before the effective date will continue to be subject to investment minimums of $1,000,000.

   New investors in the Premier Shares of the BNY Hamilton Money Fund and the BNY Hamilton Treasury Money Fund will be subject to a minimum initial investment requirement of $1,000,000. However, accounts in these Shares that were opened before the effective date will continue to be subject to investment minimums of $500,000.

   The investment minimum for Classic Shares of the BNY Hamilton Money Fund and the BNY Hamilton Treasury Money Fund will remain at $2,000.

   The three new classes have different expense levels, performance and different requirements for who may invest. Please contact 1-800-426-9363 to obtain more information concerning the Funds' share classes.